UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 6, 2007
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-3261	58-2555670
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Number)

2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD: TRANSFER OF LISTING
The IntercontinentalExchange, Inc. (“ICE”) Board of Directors Governance Principles state that the Chief Executive Officer of ICE shall be the Chairman of the Board and that the independent directors shall elect from their ranks a lead director. The independent directors of ICE have elected Frederic V. Salerno as the lead director. As lead director, Mr. Salerno presides at all executive sessions of the non-management directors. The Governance Principles also provide that non-management directors meet in executive session without the participation of management at all regularly scheduled meetings of the Board of Directors as deemed necessary and may be called at any other time as necessary to fulfill the Board of Directors’ responsibilities. In addition, the Governance Principles also state that if all non-management directors are not independent directors, then the independent directors will meet at least once annually. ICE’s 2006 proxy statement for its 2006 annual meeting of stockholders included references to ICE’s Governance Principles and stated that the Governance Principles are available at the following webpage, www.theice.com.
The Commentary to Section 303A.03 of the New York Stock Exchange (the “NYSE”) Listed Company Manual requires each listed company to disclose in its proxy statement the name of the director chosen to preside at executive sessions of non-management directors or the procedure by which a presiding director is selected for each executive session. On March 6, 2007, the NYSE notified ICE that it was considered deficient in meeting the above requirement and provided until March 13, 2007 to cure the deficiency. The NYSE’s notice states that the disclosure deficiency may be cured by including the required disclosure in a Current Report on Form 8-K. Accordingly, concurrent with the filing of this Current Report on Form 8-K, ICE believes that it has cured this deficiency.
Item 7.01 REGULATION FD DISCLOSURE
On March 9, 2007, ICE posted on its website the unaudited Consolidated Statements of Income for its wholly-owned subsidiary, Board of Trade of the City of New York, Inc. (“NYBOT”) for the years ended December 31, 2005 and 2006 and each of the quarterly periods included therein. A copy of NYBOT’s Consolidated Statements of Income as posted on ICE’s website is furnished as Exhibit 99.1 to this Current Report of Form 8-K.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Unaudited Consolidated Statements of Income for Board of Trade of the City of New York, Inc. for the years ended December 31, 2005 and 2006 and each of the quarterly periods included therein

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.
/s/ Richard V. Spencer
Richard V. Spencer
Senior Vice President, Chief Financial Officer

Date: March 9, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Consolidated Statements of Income for Board of Trade of the City of New York, Inc. for the years ended December 31, 2005 and 2006 and each of the quarterly periods included therein